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Exhibit 10.23

NAME OF SUBSCRIBER:

To:
Refocus Group, Inc.
10300 North Central Expressway, Suite 104
Dallas, Texas 75231
ATTN: Mark A. Cox, Chief Financial Officer

AMENDED & RESTATED SUBSCRIPTION AGREEMENT

        This Amended and Restated Subscription Agreement (this "Agreement") is being delivered to you in connection with your investment in Refocus Group, Inc., a Delaware corporation (the "Company"), in connection with a private placement (the "Private Placement") of a minimum of 40 units ("Units") and a maximum of 200 Units, each Unit consisting of (i) 50,000 shares of Company common stock ("Common Stock"), and (ii) a detachable warrant to purchase 25,000 shares of Common Stock ("Warrant" and, together with the Common Stock, collectively, "Securities"), at an exercise price of $2.00 per share from issuance until the third anniversary of the closing of the Private Placement. The purchase price per Unit is $25,000.

1.     SUBSCRIPTION AND CLOSING

        1.1.    Minimum Subscription.    The Private Placement is conditioned upon the minimum offering ($1,000,000 or 40 Units) being fully subscribed for by December 5, 2003, unless such date has been extended by the Company and Kingsdale Capital Markets Inc., as placement agent (the "Placement Agent"). The minimum amount of Units that may be purchased is (i), in the case of the Company's current stockholders that are "accredited investors" and that purchased units of the Company in the initial tranche of the private placement consummated on March 6, 2003 (the "Merger Private Placement"), in connection with the merger (the "Merger") of the Company's subsidiary, Refocus Acquisition Corp., with and into Presby Corp on March 6, 2003 (the "Tranche I Investors"), a dollar amount equal to or greater than the dollar amount of the Tranche I Investor's current obligation in the second tranche of the Merger Private Placement (i.e. an amount equal to or greater than the amount of the Tranche I Investor's investment in the Company in the initial tranche of the Merger Private Placement), and (ii), in the case of "accredited investors" other than Tranche I Investors, one (1) Unit ($25,000). A Tranche I Investor may subscribe for more Units than its current obligation in the second tranche of the Merger Private Placement, and any amount that exceeds the Tranche I Investor's minimum subscription amount shall be on the same terms. Subscriptions for lesser amounts may be accepted at the discretion of the Company.

        1.2    Subscription.    The undersigned hereby subscribes for and agrees to purchase the number of Units indicated on page 8 hereof upon the terms and conditions described herein.

        1.3    Closing.    The Private Placement will be consummated in one or more tranches (each, a "Closing") at such places, dates and times as the Company and the Placement Agent agree; provided, however, the final Closing shall take place no later than December 5, 2003, unless such date has been extended by the Company and the Placement Agent. An initial Closing will take place once the minimum offering ($1,000,000 or 40 Units) is fully subscribed for, and thereafter the Company may hold multiple subsequent Closings (provided that a new subscription for at least four (4) units or $100,000 has been received for each such Closing) until the maximum offering ($5,000,000 or 200 Units) is fully subscribed for and sold.

2.     INVESTOR'S REPRESENTATIONS AND WARRANTIES

        The undersigned hereby acknowledges, agrees with and represents and warrants to the Company as follows:

            (a)   The undersigned has full power and authority to enter into this Agreement, the execution and delivery of which has been duly authorized, if applicable, and this Agreement constitutes a valid and legally binding obligation of the undersigned.

            (b)   The undersigned acknowledges his understanding that the offering and sale of the Units is intended to be exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), by virtue of Section 4(2) of the Securities Act and the provisions of Regulation D promulgated thereunder ("Regulation D"). In furtherance thereof, the undersigned represents and warrants to the Company as follows:

                (i)  The undersigned realizes that the basis for the exemption from registration may not be available if, notwithstanding the undersigned's representations contained herein, the undersigned is merely acquiring the Units for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The undersigned does not have any such intention;

               (ii)  The undersigned is acquiring the Unit(s) solely for the undersigned's own beneficial account, for investment purposes, and not with view to, or resale in connection with, any distribution of the shares of Common Stock, including such shares into which the Warrants are exercised, underlying such Unit(s);

              (iii)  The undersigned has the financial ability to bear the economic risk of his investment, has adequate means for providing for his current needs and contingencies and has no need for liquidity with respect to his investment in the Company;

              (iv)                          [insert name of Purchaser Representative: if none, so state] has acted as the undersigned's Purchaser Representative for purposes of the private placement exemption under the Securities Act. If the undersigned has appointed a Purchaser Representative (which term is used herein with the same meaning as given in Rule 501(h) of Regulation D), the undersigned has been advised by his Purchaser Representative as to the merits and risks of an investment in the Company in general, and the suitability of an investment in the Units for the undersigned in particular; and

               (v)  The undersigned (together with his Purchaser Representative(s), if any) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment in the Units. If other than an individual, the undersigned also represents it has not been organized for the purpose of acquiring the Units.

            (c)   The information contained in the Accredited Investor Questionnaire, which accompanies this Agreement and which has been completed and executed by the undersigned (the "Investor Questionnaire") in connection herewith, is accurate, complete and true in all respects, and the undersigned is an "accredited investor," as that term is defined in Rule 501(a) of Regulation D.

            (d)   The undersigned (and his Purchaser Representative, if any) has been furnished with a copy of the Confidential Private Placement Memorandum, dated October 21, 2003, together with all annexes thereto, and the Supplement to the Confidential Private Placement Memorandum, dated November 24, 2003 (as such documents may be amended, modified or supplemented from time to time, collectively the "Memorandum"), relating to the private placement by the Company of the Units.

            (e)   The undersigned is not relying on the Company with respect to economic considerations involved in this investment. The undersigned has relied on the advice of, or has consulted with only the person(s), if any, named as Purchaser Representative(s) herein. Each Purchaser Representative, if any, is capable of evaluating the merits and risks of an investment in the Units as such are described in the Memorandum, and each Purchaser Representative, if any, has disclosed to the undersigned in writing (a copy of which is annexed to this Agreement) the specific details of any and all past, present or future relationships, actual or contemplated, between himself and the Company.

            (f)    The undersigned represents, warrants and agrees that he will not sell or otherwise transfer the shares of Common Stock (including such shares into which the Warrants are exercisable) or Warrants without registration under the Securities Act or an exemption therefrom, and fully understands and agrees that he must bear the economic risk of his purchase because, among other reasons, neither the shares of Common Stock nor the Warrants have been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states, or an exemption from such registration is available. In particular, the undersigned is aware that the shares of Common Stock and Warrants are "restricted securities," as such term is defined in Rule 144 promulgated under the Securities Act ("Rule 144"), and that they may not be sold pursuant to Rule 144 unless all of the conditions of Rule 144 are met. The undersigned also understands that, except as otherwise provided herein, the Company is under no obligation to register the shares of Common Stock or Warrants on his behalf or to assist him in complying with any exemption from registration under the Securities Act or applicable state securities laws. The undersigned understands that any sales or transfers of the shares of Common Stock and Warrants are further restricted by state securities laws and the provisions of this Agreement.

            (g)   No representations or warranties have been made to the undersigned by the Company or its officers, employees, agents, affiliates or subsidiaries, other than any representation of the Company contained herein and in the Memorandum, and in subscribing for Units, the undersigned is not relying upon any representation other than those contained herein or in the Memorandum.

            (h)   The undersigned understands and acknowledges that his purchase of Units is a speculative investment that involves a high degree of risk and the potential loss of his entire investment.

            (i)    The undersigned's overall commitment to investments that are not readily marketable is not disproportionate to the undersigned's net worth, and an investment in the Units will not cause such overall commitment to become excessive.

            (j)    The undersigned understands and agrees that the certificates for the shares of Common Stock (including such shares into which the Warrants are exercisable) and Warrants shall bear substantially the following legend until (i) such securities shall have been registered under the Securities Act and effectively disposed of in accordance with a registration statement that has been declared effective or (ii) in the opinion of counsel for the Company such securities may be sold without registration under the Securities Act as well as any applicable "blue sky" or state securities laws:

            THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE, AND HAVE BEEN TAKEN FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO THE

    DISTRIBUTION THEREOF, AND NEITHER SUCH SHARES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, ASSIGNED OR PLEDGED, EXCEPT IF REGISTERED UNDER THE ACT OR APPLICABLE STATE BLUE SKY OR SECURITIES LAWS OR ANY EXEMPTIONS FROM SUCH REGISTRATION UNDER THE ACT OR REGISTRATION OR QUALIFICATION UNDER APPLICABLE STATE BLUE SKY OR SECURITIES LAWS ARE APPLICABLE.

            (k)   The undersigned hereby covenants and agrees that it will not have an open position (e.g. short sale) in the Securities prior to the Registration Statement (as defined below) being declared effective by the U.S. Securities and Exchange Commission (the "SEC"). The undersigned hereby acknowledges and understands that if the undersigned has an open position in the Securities prior to the Registration Statement being declared effective by the SEC, such open position will constitute a violation of Section 5 of the Securities Act.

            (l)    The foregoing representations, warranties and agreements shall survive the purchase of the Securities.

3.     THE COMPANY'S REPRESENTATIONS AND WARRANTIES

        The Company hereby acknowledges, agrees with and represents and warrants to each of the undersigned, as follows:

            (a)   The Company has the corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly authorized, executed and delivered by the Company and is valid, binding and enforceable against the Company in accordance with its terms.

            (b)   The Units, Common Stock and Warrants to be issued to the undersigned pursuant to this Agreement, when issued and delivered in accordance with the terms of this Agreement, will be duly and validly issued and will be fully paid and nonassessable.

            (c)   Neither the execution and delivery nor the performance of this Agreement by the Company will conflict with the Company's Certificate of Incorporation, as amended, or By-laws, or result in a breach of any terms or provisions of, or constitute a default under, any material contract, agreement or instrument to which the Company is a party or by which the Company is bound.

            (d)   To the best knowledge of the Company, the information contained in the Memorandum is true and correct in all material respects as of its date.

4.     COVENANTS FOLLOWING THE CLOSING

        4.1    Registration Rights

            (a)   The Company shall use its reasonable best efforts to file a registration statement (the "Registration Statement") with the SEC covering the resale of the shares of Common Stock (including such shares into which the Warrants are exercisable) not later than 45 days after the date of the final Closing of the Private Placement. The Company will use its reasonable best efforts to maintain the effectiveness of the Registration Statement through the first anniversary of the final Closing date of the Private Placement; provided that, if at any time or from time to time after the date of effectiveness of the Registration Statement, the Company notifies the undersigned in writing of the existence of a Potential Material Event (as defined below), the undersigned shall not offer or sell any shares of Common Stock, or engage in any other transaction involving or relating to such shares, from the time of the giving of notice with respect to a Potential Material Event until the Company notifies the undersigned that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event; provided, further that, the Company may not suspend the right of the undersigned pursuant to this Section 4.1(a) for more than 120 days in the aggregate. "Potential Material Event" means the possession by the Company of material information regarding a potential transaction beneficial to the Company or its stockholders not ripe for disclosure in a registration statement, which shall be evidenced by determinations in good faith by the Board of Directors of the Company that disclosure of such information in the registration statement would be detrimental to the business and affairs of the Company.

            (b)   The Company shall notify the undersigned, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. At the request of the undersigned, the Company shall also prepare, file and furnish to the undersigned a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. Additionally, the undersigned agrees not to offer or sell any shares covered by the Registration Statement after receipt of such notification until the receipt of such supplement or amendment.

            (c)   The Company may request the undersigned to furnish the Company such information with respect to the undersigned and the undersigned's proposed distribution of shares of Common Stock pursuant to the Registration Statement as the Company may from time to time reasonably request in writing or as shall be required by law or by the SEC in connection therewith, and the undersigned agrees to furnish the Company with such information. The undersigned hereby understands and agrees that the Company may, in its sole discretion, exclude the undersigned's shares of Common Stock (including such shares into which the Warrants are exercisable) from the Registration Statement in the event that the undersigned fails to provide such information requested by the Company within the time period reasonably specified by the Company.

5.     TRANCHE I INVESTORS; LOCK-UP PROVISIONS

            (a)   The Company hereby agrees that upon a Tranche I Investor subscribing for and purchasing in the Private Placement a dollar amount equal to or greater than the dollar amount of that Tranche I Investor's investment in the Company in the initial tranche of the Merger Private Placement, such Tranche I Investor's obligation to fund its portion of the second tranche of the Merger Private Placement, and the Company's obligation to issue securities to such Tranche I Investor in connection therewith, shall terminate.

            (b)   Pursuant to subscription agreements entered into by Tranche I Investors in conjunction with the Merger Private Placement, each Tranche I Investor is restricted from publicly selling, contracting to sell or otherwise disposing of (a "Transfer") any securities beneficially owned by the Tranche I Investor and acquired in the Merger Private Placement ("Merger Placement Securities"); provided, however, that following the earlier of the effective date of a registration statement covering the resale of the Merger Placement Securities or one year after the date of the closing of the Merger Private Placement, the Tranche I Investor is permitted to effect one or more Transfers of the Merger Placement Securities at a rate of nine percent (9%) per month of the number of Merger Placement Securities, subject to applicable securities laws (the "Lock-Up Provision"). The Company hereby agrees to permanently waive the Lock-Up Provision for a Tranche I Investor, if, and only if, that Tranche I Investor subscribes for and purchases in the Private Placement a dollar amount equal to or greater than the dollar amount of that Tranche I Investor's investment in the Company in the initial tranche of the Merger Private Placement.

6.     REGULATION FD; INDEMNITY

            (a)   The undersigned acknowledges that (i) the Memorandum contains material, non-public information concerning the Company within the meaning of Regulation FD promulgated by the SEC, and (ii) the undersigned is obtaining such material, non-public information solely for the purpose of considering whether to purchase the Securities pursuant to a private placement that is exempt from registration under the Securities Act. In accordance with Regulation FD, the undersigned agrees to keep such information confidential and not to disclose it to any other person or entity except the undersigned's legal counsel, other advisors and other representatives who have agreed (i) to keep such information confidential, (ii) to use such information only for the purpose set forth above, and (iii) to comply with applicable securities laws with respect to such information. In addition, the undersigned further acknowledges that the undersigned and such legal counsel, other advisors and other representatives are prohibited from trading in the Company's securities while in possession of material, non-public information and agrees to refrain from purchasing or selling securities of the Company until such material, non-public information has been publicly disseminated by the Company.

            (b)   The undersigned agrees to indemnify and hold harmless the Company and its officers, directors, employees and affiliates and each other person, if any, who controls any of the foregoing, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty by the undersigned, or the undersigned's breach of, or failure to comply with, any covenant or agreement made by the undersigned herein or in any other document furnished by the undersigned to the Company or its officers, directors, employees or affiliates or each other person, if any, who controls any of the foregoing in connection with this transaction.

7.     MISCELLANEOUS PROVISIONS

        7.1.    Modification.    Neither this Agreement, nor any provisions hereof, shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, discharge or termination is sought.

        7.2.    Notices.    Any party may send any notice, request, demand, claim or other communication hereunder to the intended recipient at the address set forth herein using any means (including personal delivery, expedited courier, messenger service, fax, ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication will be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other parties notice in the manner herein set forth.

        7.3.    Counterparts.    This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        7.4.    Binding Effect.    Except as otherwise provided herein, this Agreement shall be binding upon, and inure to the benefit of, the parties to this Agreement and their heirs, executors, administrators, successors, legal representatives and assigns. If the undersigned is more than one person or entity, the obligation of the undersigned shall be joint and several and the agreements, representations, warranties and acknowledgments contained herein shall be deemed to be made by, and be binding upon, each such person or entity and his heirs, executors, administrators, successors, legal representatives and assigns.

        7.5.    Assignability.    This Agreement is not transferable or assignable by the undersigned. This Agreement shall be transferable or assignable by the Company.

        7.6.    Governing Law.    This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, without giving effect to conflicts of law principles.

        7.7.    Pronouns.    The use herein of the masculine pronouns "he," "him" or "his" or similar terms shall be deemed to include the feminine and neuter genders as well, and the use herein of the singular pronoun shall be deemed to include the plural as well.

ALL SUBSCRIBERS MUST COMPLETE THIS PAGE

        IN WITNESS WHEREOF, the undersigned has executed this Agreement on the        day of                   200    .

	Tranche I Investor Subscription	= $

	X $25,000 for each Unit	= $
(Units subscribed for)
	Aggregate Purchase Price	= $

I.
Manner in which Title is to be held (Please Check One):

1.	Individual	7.	Trust/Estate/Pension or Profit sharing Plan

			Date Opened:
2.	Joint Tenants with Right of Survivorship	8.	As a Custodian for

			Under the Uniform Gift to Minors Act of the Sate of

3.	Community Property	9.	Married with Separate Property

4.	Tenants in Common	10.	Keogh

5.	Corporation/Partnership/	11.	Tenants by the Entirety

	Limited Liability Company
6.	IRA

II.    Other Information:

1.
List the name, address, title, phone number and email address of the natural person or persons who will possess voting and investment power over the Securities subscribed for herein:

Name of Natural Person(s):

Address:

Title (if any):

Phone:

Email address (if any):

2.
Indicate if you are a registered broker-dealer with the U.S. Securities and Exchange Commission under the Securities Exchange Act of 1934?

  Yes: ☐        No:☐

3.
Indicate whether any of your affiliates(1) are a registered broker-dealer with the U.S. Securities and Exchange Commission under the Securities Exchange Act of 1934?

(1)
An affiliate of a person or company is defined as a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with such person or company. An example of an affiliate would be, without limitation, a parent or subsidiary of a company, a director or officer of a company or possibly a ten percent or greater shareholder of a company.

  Yes: ☐        No:☐

        If you answered yes, name of affiliate:

        If you answered "yes" to question 3 above, are you purchasing the Securities in the ordinary course of business, and at the time of the purchase of the Securities, do you have any agreements or understandings, directly or indirectly, with any person to distribute the Securities?

  Yes: ☐        No:☐

IF MORE THAN ONE SUBSCRIBER, EACH SUBSCRIBER MUST SIGN.
INDIVIDUAL SUBSCRIBERS MUST COMPLETE PAGE 10.
SUBSCRIBERS WHICH ARE ENTITIES MUST COMPLETE PAGE 11.

EXECUTION BY NATURAL PERSONS

Exact Name in which Title is to be Held
Name (Please Print)	Name of Additional Purchaser
Residence: Number and Street	Address of Additional Purchaser
City, State and Zip Code	City, State and Zip Code
Social Security Number	Social Security Number
Telephone Number	Telephone Number
Fax Number (if available)	Fax Number (if available)
E-Mail (if available)	E-Mail (if available)
(Signature)	(Signature of Additional Purchaser)

        ACCEPTED this            day of            , 200  , on behalf of Refocus Group, Inc.

By:

Name:

Title:

EXECUTION BY SUBSCRIBER WHICH IS AN ENTITY
(Corporation, Partnership, Trust, Etc.)

Name of Entity (Please Print)
Date of Incorporation or Organization:

State of Principal Office:

Federal Taxpayer Identification Number:

Office Address
City, State and Zip Code
Telephone Number
Fax Number (if available)
E-Mail (if available)
By:

Name:

Title:

[seal]

Attest:
(If Entity is a Corporation)
Address

        ACCEPTED this        day of                   , 200    , on behalf of Refocus Group, Inc.

By:

Name:

Title:

SUBSCRIPTION INSTRUCTIONS

Please make sure that your subscription includes:

1.
Two (2) properly completed and duly executed original copies of this Amended and Restated Subscription Agreement.

2.
Two (2) properly completed and duly executed original copies of the Accredited Investor Certificate.

3.
(a)    A cashier's check or money order equal to the aggregate purchase price of the Units being purchased made payable to "Refocus Group, Inc."; or

(b)    Wire funds equal to the aggregate purchase price of the Units being purchased to the account of Refocus Group, Inc. pursuant to the following instructions:

Independent Bank
McKinney, Texas
ABA # 111916326
For Credit to: Refocus Group, Inc.
Account: 103003893

4.
Send the executed original copies of the Amended and Restated Subscription Agreement and the Accredited Investor Certificate and the cashier's check or money order, if applicable, to Refocus Group, Inc. at the following address:

Refocus Group, Inc.
10300 North Central Expressway, Suite 104
Dallas, Texas 75231
Attention: Mark A. Cox, Chief Financial Officer

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  Exhibit 10.23
AMENDED & RESTATED SUBSCRIPTION AGREEMENT